UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2013

RESOLUTE FOREST PRODUCTS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33776	98-0526415
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Resolute Forest Products Inc. 111 Duke Street, Suite 5000 Montreal, Quebec, Canada	H3C 2M1
(Address of principal executive offices)	(Zip Code)

(514) 875-2160

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a vote of Securityholders

(a) Resolute Forest Products Inc. (the “Company”) held its annual meeting of the stockholders on May 16, 2013.

(b) The stockholders elected all the director nominees, ratified the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the 2013 fiscal year and adopted a non-binding resolution approving executive compensation.

1.	Vote on the election of directors:

	For	Withheld	Non-votes
Michel P. Desbiens	60,655,614	219,687	19,894,470
Jennifer C. Dolan	60,662,726	212,575	19,894,470
Richard D. Falconer	60,660,573	214,728	19,894,470
Richard Garneau	60,658,332	216,969	19,894,470
Jeffrey A. Hearn	60,662,983	212,318	19,894,470
Bradley P. Martin	58,633,933	2,241,368	19,894,470
Alain Rhéaume	60,664,506	210,795	19,894,470
Michael S. Rousseau	60,662,576	212,725	19,894,470
David H. Wilkins	60,663,352	211,949	19,894,470

2.	Vote on the ratification of the appointment of PricewaterhouseCoopers LLP:

For	80,497,184
Against	66,899
Abstain	205,688

3.	Advisory vote to approve executive compensation:

For	60,443,581
Against	250,100
Abstain	181,620
Non-votes	19,894,470

Item 7.01	Regulation FD Disclosure

On May 22, 2013, Resolute Forest Products Inc. (formerly AbitibiBowater Inc., the “Company”) distributed from the disputed claim share reserve 2,055,620 shares of its common stock for the benefit of unsecured creditors under the Chapter 11 plan of reorganization. There being no remaining unresolved unsecured claim under the Chapter 11 plan of reorganization, this was the final distribution to unsecured creditors under that plan of reorganization. There was no distribution to unsecured creditors under the CCAA plan of reorganization and compromise in this distribution; eligible creditors thereunder will receive one or more additional distribution(s) in accordance with the interim distribution provisions of that plan.

Because the aggregate of allowed claims against certain Chapter 11 debtors was resolved for less than was originally reserved when the disputed claim share reserve was established, 276,662 shares were transferred to the Company in connection with the distribution, pursuant to the Chapter 11 plan of reorganization.

Distributions from the disputed claim share reserve are not dilutive, as the shares in the reserve have been deemed outstanding since emergence from the creditor protection proceedings.

In this current report, when we refer to “creditor protection proceedings,” we mean the proceedings under Chapter 11 of the United States Bankruptcy Code, as amended (or “Chapter 11”), and the Companies’ Creditors Arrangement Act (Canada), as applicable (or “CCAA”), from which AbitibiBowater Inc. and all but one of its debtor affiliates successfully emerged on December 9, 2010. When we refer to “disputed claim share reserve,” or the “reserve,” we mean the reserve of 23,382,073 shares established under the plans of reorganization for claims that remained in dispute as of the emergence date, from which there have been interim distributions to unsecured creditors as disputed claims were resolved.

Summary of May 22 Distribution by Debtor

Chapter 11 Debtor	Value of Allowed Claims Receiving Distribution as of May 22, 2013 ($000)	Total Shares Available for Distribution	Re-Allocated SERP Shares	Shares Distributed as of May 22, 2013	Shares in Reserve as of May 22, 2013	Number of Shares per $1,000 of Allowed Claim as of May 22, 2013
AbitibiBowater Inc.	$393,986	141,299		141,299	—	0.358639
Abitibi-Consolidated Corporation	42,835	189,427		189,427	—	4.422222
Abitibi-Consolidated Finance LP	7,979	264,827		264,827	—	33.191033
Abitibi Consolidated Sales Corporation	29,615	592,295	128,610	720,905	—	24.342162
Alabama River Newsprint Company	2,204	721		721	—	0.327138
Augusta Woodlands, LLC	—	26		—	26	N/A
Bowater Alabama LLC	13,407	260,991		260,991	—	19.467436
Bowater America Inc.	4,523	297,490		180,901	116,589	39.999648
Bowater Incorporated	2,743,804	49,960,332	288,324	50,248,537	119	18.313455
Bowater Newsprint South LLC	21	141		141	—	6.619386
Bowater Newsprint South Operations LLC	7,300	55,395		55,395	—	7.588187
Bowater Nuway Inc.	52	2,007		2,007	—	38.488962
Bowater Nuway Mid-States Inc.	190	3,974		3,974	—	20.886736
Coosa Pines Golf Club Holdings LLC	—	1,520		—	1,520	N/A
Donohue Corp.	91	14,187		3,657	10,530	39.989026
Lake Superior Forest Products Inc.	18	67		67	—	3.755191

	$3,246,026	51,784,699	416,934	52,072,849	128,784

This table does not include:

•

the allowed amounts of claims in respect of the 15.5% notes due July 15, 2010, issued by Abitibi Consolidated Company of Canada, or the “exchange notes”, in respect of which the Company previously distributed 7,783,894 shares of common stock under the Chapter 11 plan of reorganization;

•

233,714 shares allocated and previously distributed to the estate trustee of Bowater Canada Finance Corporation as a result of that entity’s exclusion from the plans of reorganization and subsequent assignment for the benefit of its creditors under the Bankruptcy and Insolvency Act (Canada);

•

the allowed amounts of claims relating to certain pre-petition supplemental executive retirement plans, for which the Company had reserved an additional 1,051,772 shares of common stock under the Chapter 11 plan of reorganization. Because these claims were resolved for less than was originally reserved, 416,934 shares were reallocated to affected Chapter 11 debtors for distribution; nor

•

any CCAA debtor or distribution on account thereof. For more information on distributions relating to CCAA debtors, see the current report on Form 8-K filed with the Securities and Exchange Commission, or the “SEC”, as of November 7, 2012.

Summary of May 22, 2013 Distribution by Public Bond

Shares of RFP

common stock

(CUSIP 76117 W 109)

				Cumulative
				shares	Stock per
			Aggregate	distributed as of	$1,000 of
Issue description	Cusip	Trustee or TA	principal amount	May 22, 2013	principal
7.4% Debentures due 2018	003924AB3	Computershare (Montreal)	100,000,000	864,707	8.647070
7.5% Debentures due 2028	003924AC1	Computershare (Montreal)	250,000,000	2,162,899	8.651596
10.50% Senior Notes (Series B)	102214AB9	Computershare (Montreal)	20,400,000	362,129	17.751422
6.0% Notes due 2013	003669AC2	Deutsche Bank	350,000,000	2,965,994	8.474269
7.75% Notes due 2011	003669AF5	Deutsche Bank	200,000,000	1,706,099	8.530495
Floating Rate Notes due 2011	003669AG3	Deutsche Bank	200,000,000	1,692,402	8.462010
8.375% Senior Notes due 2015	003669AJ7	Deutsche Bank	450,000,000	3,911,038	8.691196
7.875% Senior Notes	003672AA0	Deutsche Bank	7,842,000	330,879	42.193191
8.5% Senior Unsecured Note due 2029	003924AD9	Deutsche Bank	250,000,000	2,115,335	8.461340
8.55% Senior Unsecured Note due 2010	003924AG2	Deutsche Bank	395,000,000	3,342,576	8.462218
8.85% Senior Unsecured Note due 2030	003924AH0	Deutsche Bank	450,000,000	3,810,366	8.467480
9.0% Debentures	102183AC4	HSBC	248,092,000	4,628,513	18.656438
9.375% Debentures	102183AEO	HSBC	200,000,000	3,766,498	18.832490
9.50% Debentures	102183AG5	HSBC	125,000,000	2,397,049	19.176392
6.50 % Notes	102183AK6	HSBC	400,000,000	7,473,158	18.682895
Floating Rate Notes (2010)	102183AL4	HSBC	234,420,000	4,309,288	18.382766
7.75% Revenue Bonds	56041HAA3	HSBC	62,000,000	1,139,093	18.372468
7.625% Revenue Bonds	582359AC9	HSBC	30,000,000	553,847	18.461567
7.40 % Revenue Bonds (2022)	582361AA9	HSBC	39,500,000	743,450	18.821519
7.40 % Revenue Bonds (2010)	986476AR0	HSBC	3,250,000	60,786	18.703385
8.0% Convertible Notes	003687AA8	Law Debenture	387,304,167	7,231,732	18.671971
15.5% Senior Notes	003669AK4	Wilmington	292,969,000	12,223,574	41.723097
10.85% Debentures	05356KAB0	Computershare	CAD 125,000,000	1,836,932	14.695456
7.95 % Notes	102175AB2	Wilmington Trust	600,000,000	11,351,978	18.919963

The table above shows each issuance for which the debtors have made a distribution under the plans of reorganization, and the cumulative total thereof after giving effect to the May 22 distribution, which included only distributions on account of the Chapter 11 plan of reorganization. For more information on distributions relating to CCAA debtors, see the current report on Form 8-K filed with the SEC as of November 7, 2012.

Concerning the 7.95% notes issued by Bowater Canada Finance Corporation (CUSIP 102175AB2), this table reflects only distributions on account of the guaranty claim against the estate of Resolute US FP Inc. (f/k/a Bowater Incorporated). The table does not reflect any distribution on account of the claim filed against Bowater Incorporated by the estate trustee of Bowater Canada Finance Corporation under section 135 of the Companies Act (Nova Scotia) (the “wind-up claim”). For more information, see the current report on Form 8-K filed with the SEC as of November 7, 2012.

The information contained in this current report is furnished pursuant to Item 7.01 of Form 8–K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this report shall not be incorporated by reference into any registration statement or any other document filed pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing. By filing this report and furnishing the information contained herein the Company makes no admission as to the materiality of any such information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOLUTE FOREST PRODUCTS INC.

Date: May 22, 2013	By:	/s/ Jacques P. Vachon
	Name:	Jacques P. Vachon
	Title:	Senior Vice President and Chief Legal Officer

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